Exhibit 99.1

Perini

Annual Meeting

September 5, 2008

Significant Achievements

Perini

Financial Results For the Six Months Ended June 30, 2008

Revenues of $2.6 billion

Backlog of $8.0 billion (includes $1.2B McCarran Airport contract signed July 15, 2008)

Net Worth of $428.1 million

Income before taxes of $84.9 million

Cash and cash equivalents of $416.7 million

Award of new contracts and expansion of existing projects ($3.7 billion) in 2007 and ($1.9 billion) for the Six Months Ended June 30, 2008

Merger with Tutor-Saliba Corporation

Recognition

Perini Building Company 3 #1 Commercial General Contractor in Nevada, In Business

Perini Building Company 3 Top Contractor, Nevada, Southwest Contractor

James A. Cummings wins Platinum Level Safety Award, Associated Builders & Contractors (FL)

Rudolph and Sletten 3 #1 Top Project in California, California Construction

Perini Corporation #1 in Boston Globe’s Top 100 Companies in Massachusetts 2007 & 2008

Launch of construction program in Dubai and UAE

Revenues and profits at Rudolph and Sletten and James A. Cummings have doubled since acquisition by Perini—successful transition to gaming projects by R&S

?Strong outlook for balance of 2008 and 2009-2010

1

Financial Performance (2003 - 2007)

Perini



Income Before Taxes
(dollars in millions)


30.9
44.9
47.3*
69.7
154.4
03
04
05
06
07

* Adjusted to exclude the $40.4 million charge resulting from the WMATA judgment

Working Capital
(dollars in millions)


125.4
178.0
153.3
194.0
293.5
03
04
05
06
07

Net Worth
(dollars in millions)


120.6
174.0
183.2
243.9
368.3
03
04
05
06
07

2007

New Work Acquisition by Segment
(dollars in billions)

Building	$3.398
Civil	.263
Management Services	.084
	$3.745



2

Record Results - Revenue by QTR

Perini




Revenue
(dollars in millions)
380.3
603.2
612.8
712.5
773.3
944.3
987.4
1,151.6
1,242.7
1,246.7
1,256.3
1,388.4*

* Record Net Income of $28.6M

3

The Combined Perini Tutor-Saliba

Perini

The premier publicly traded civil and commercial construction services firm in the U.S.

Highly complementary business models

Accelerates Perini s growth profile

Enhances leadership positions in key growth markets

Increases size, scale and diversity

Maintains existing strong financial position

Presents attractive synergy opportunities

Our History of Partnership

Perini

Successful JV partnerships since 1977

Completed over 35 projects as JV partners with aggregate project value of over $3 billion

History of significant profitability as a partnership with an average gross profit margin of approximately 6%

1987: $176 million Lexington Ave JV

1996: $248 million SFO Intl Terminal JV

1997: Ron Tutor joins Perini as COO and Director

2000: Ron Tutor becomes Perini’s CEO and Chairman

2001: $317 million Jamaica Station JV

3,500

3,000

2,500

2,000 ( $ mm) 1,500

1,000 500 0

40 35 30 25 20 15

10 5 0

Number of Projects

1977 1980 1985 1990 1995 2000 2005 Present

Cummulative JV Project Value

Cummulative Number of JV Projects

Highly Complementary Business Models

Perini

Perini

Tutor-Saliba

Leading commercial contractor in gaming and hospitality; leading healthcare contractor in California

Highly respected brand in Eastern U.S. civil construction

Leading U.S. government contractor with worldwide urgent response and remote capabilities

Predominantly private client base

Highly scalable business model with subcontractor relationships and alliances

Contributes additional resources, experience and relationships in Las Vegas

Leading Western U.S. civil contractor

Leading contractor in Guam with a highly defensible market position and attractive market opportunity

Significant public works success and experience

Integrated business model with significant self-perform capabilities

Segment Overview

Perini

Segment	End Markets	Key Projects
Building	➢ Hospitality and Gaming ➢ Healthcare ➢ Education ➢ Corporate Campuses ➢ High Tech/R&D ➢ Sports and Entertainment ➢ Transportation Facilities	➢ MGM MIRAGE CityCenter ➢ Wynn Encore ➢ Trump International Hotel & Tower ➢ Cosmopolitan ➢ Foothill Oaks Casino ➢ UCLA Westwood Hospital ➢ Children's Hospital Los Angeles ➢ McCarran Airport Terminal 3
International	➢ U.S. Government Services ➢ U.S. Army Corps of Engineers ➢ U.S. Air Force ➢ U.S. Dept. of State ➢ Multi-national corporations ➢ Surety Companies	➢ Overhead Coverage Systems, Iraq ➢ Afghan National Army Bases ➢ British Embassy, Manila ➢ Surety Services Program (Zurich and St. Paul's/Travelers) ➢ General Dynamics ➢ Home Depot, Guam ➢ UAE Construction Program
Civil	➢ Highways and Bridges ➢ Mass Transit ➢ Wastewater Treatment ➢ Site Work and Excavation	➢ Tappan Zee Bridge ➢ LAX Runway & Taxiway Improvements ➢ Brooklyn-Queens Expressway ➢ Newtown Creek WWTP ➢ Cherry Hill – Highways & Toll Roads ➢ Harold Structures ➢ I-80 San Francisco

7

Proforma Combined Company Overview

Perini ($ in millions)

For the Six Months Ended 06/30/08 Revenues

International Civil $102 $180

3% 5%

92%

Building $3,158

$3,440

Backlog as of 06/30/2008

Civil $551

6% 2%

International $193

92%

Building $8,407

$9,151

Includes $1.2B McCarran Airport contract signed on July 15, 2008

Three operating segments:

Building

International

Civil

Key services offered:

General contracting

Pre-construction planning

Construction management

Design/build construction

Additional self-performed construction services:

Sitework

Concrete forming and placement

Steel erection

Electrical

Mechanical/Plumbing

Aggregates

Proforma Combined Company Client Mix and Contract Types

Perini ($ in millions)

For the Six Months Ended 06/30/08 Revenues

Federal

3% 13%

State & Local

84%

Private

Fixed Price

26%

74%

Cost Plus & GMP

$3,440 $9,151*

Private

Negotiated Contracts

Cost + Award Fee Guaranteed Maximum Price

State & Local

Competitive Bidding

Fixed Price

Construction Management at Risk

Federal

Multi-Year Negotiated Contracts

Cost + Fixed Fee Cost + Award Fee Fixed Price

Includes $1.2B McCarran Airport contract signed on July 15, 2008

Building

Proforma Combined Company Overview

Perini

($ in millions)

For the Six Months Ended 06/30/08 Revenues



Condominiums $194
Office Bldgs. $159
6%
5%
Healthcare $355
11%
Education $137
4%
4%
All Other $121
70%
Hospitality and Gaming $2,192

$3,158
(92% of Total Revenues)

Backlog as of 06/30/08



Condominiums $213
2%
Transportation Facilities $1,200
14%
Office Bldgs. $333
4%
Healthcare $1,317
16%
Education $236
4%
All Other $332
57%
Hospitality and Gaming $4,776

$8,407*
(92% of Total Backlog)

* Includes $1.2B McCarran Airport contract signed on July 15, 2008

- Focus on large, complex construction projects for specialized end markets:
  - Hospitality and Gaming
  - Healthcare
  - Education
  - Corporate Campus
  - High Tech/R&D
  - Sports and Entertainment
  - Transportation Facilities
  - Correction Facilities
  - Condominiums
- Significant level of repeat and referral business; predominantly negotiated contracts

Pending Contract Awards

Hospitality and Gaming	$2,192.3M
Condominiums	830.0M
Education	367.8M
Healthcare	29.5M
Total	$3,419.6M



10

Proforma Combined Company

International

Overview

Perini

($ in millions)

For the Six Months Ended 06/30/08 Revenues

All Other $5

Foreign Government Services. $8

Industrial Bldgs. $3

U.S

Government Services $86

5%

8%

3% 84%

$102

(3% of Total Revenues)

Backlog as of 06/30/08

All Other $18

U.S. Government Services $149

Industrial Bldgs. $26

9%

14%

77%

$193

(2% of Total Backlog)

Diversified construction, design/build and maintenance services primarily to:

U.S. military

U.S. Government agencies

Private multinational corporations

Surety companies

Foreign Government Agencies

Mix of cost-plus and negotiated fixed-price contracts

Estimated $15 billion program to relocate U.S.Marines from Okinawa, Japan

Pending Contract Awards

Hospitality (Dubai) $2.0B

Civil

Proforma Combined Company Overview

($ in millions)

For the Six Months Ended 06/30/08 Revenues



Wastewater Treatment and Other $22
12%
Bridges $73
41%
28%
Highways $51
16%
3%
Mass Transit $29
Sitework $5

$180 (5% of Total Revenues)

Backlog as of 06/30/08



Wastewater Treatment and Other $93
Bridges $198
17%
36%
21%
Highways $115
26%
Mass Transit $145

$551 (6% of Total Backlog)

- Specializing in new public construction, repair, replacement and reconstruction of:
  - Highways
  - Bridges
  - Wastewater Treatment
  - Mass Transit
  - Sitework
  - Airports
- Principal operations in the New York, Baltimore / Washington and Los Angeles metro areas
- Predominantly fixed price contracts

Pending Contract Awards	
Highways	$73.8M
Other Civil	67.4M
Total	$141.2M

12

Leadership in Hospitality

Building

& Gaming Construction

Perini

Our Market Leadership

Leading contractor for BOTH traditional gaming and Native American casinos and resorts

#1 builder in the broader hotel, motel and convention center category (1)

#7 builder in the healthcare category (1)

#17 builder of multi-unit condominiums (1)

Proven ability, strong relationships and excellent reputation

Building MGM MIRAGE CityCenter

Key Projects Under Contract Contract Value

MGM MIRAGE CityCenter $6,082M

The Cosmopolitan Resort 1,832M

Wynn Encore 1,398M

McCarran Airport Terminal 3 1,200M

MGM Grand at Foxwoods 528M

Gaylord National Resort (JV 60%) 514M

Planet Hollywood 507M

Foothill Oaks Casino 224M

Sheraton Phoenix 207M

Moffet Towers 165M

(1) 2007 ENR rankings

Select Hospitality & Gaming Projects

Trump International Las Vegas, NV

Wynn Encore

Las Vegas, NV

Paris Las Vegas Las Vegas, NV

MGM Grand at Foxwoods Ledyard, CT

Morongo Casino, Resort & Spa Cabazon, CA

Gaylord National Resort & Convention Center Prince Georges County, MD

Strong Position in Other

Building

Attractive Niche Markets

Perini

Our Competitive Position

Healthcare Facilities

Perini selectively competes for new healthcare facilities construction

Rudolph and Sletten #1 Healthcare Builder in California (CA Builder)

Education Facilities

Perini became a leading contractor of schools and municipal buildings in Florida with the acquisition of James A. Cummings, Inc.

Select Projects

UCLA Westwood Hospital Los Angeles, CA

Children’s Hospital New Patient Tower & Parking Los Angeles, CA

Florida Int’l. University Research Center Miami, FL

Molecular Foundry Berkeley, CA

Building

Strong Position in Other Attractive Niche Markets

Perini

Our Competitive Position

Green Building LEED (Leadership in Energy and Environmental Design)

- Rudolph and Sletten employs over 125 LEED Accredited Professionals
- "CityCenter may qualify as world's largest LEED-Certified project upon completion" - MGM MIRAGE

Sports & Entertainment

- Strong track record in construction of sports and entertainment facilities
- Completed several landmark stadiums and arenas

Transportation Facilities

- Airport Terminal recently awarded McCarran Airport $1.2B

Select Projects



Pacific Shores Center
Gold LEED Award
Redwood City, CA



MGM MIRAGE CityCenter
Las Vegas, NV



Jobing.Com Arena
Glendale, AZ



Chase Field
Phoenix, AZ

15

Perini

Targeted Projects

Building

Attractive Niche Markets

Remaining 2008 & 2009

NOTE: Excludes all pending awards. ($ in millions)

Sports & Entertainment: $500 2.8% 20% Office/Industrial: $3,600 Healthcare: $800 4.4% 5.0% Other: $900 Education: $1,600 8.9%

28.3% Transportation: $5,100

Hospitality & Gaming: $5,500 30.6%

End Market Fundamentals and Prospects

California population growth estimated at 30% by 2020

Growth in California healthcare market due to aging population and seismic upgrade mandate of $100B through 2030

Non-residential construction expected to grow 15% to $1.33T by 2011, focus on education, healthcare and industrial

Strong growth and pricing outlook in Southern states:

Favorable demographics, aging infrastructure, dedicated funding

The LEED Green Building Ranking System is the national benchmark for high performance green buildings

McGraw Hill forecasts 5% to 10% of building starts by 2010 will be green

International

Leadership Position in International Construction

Perini

Our Competitive Position

- Demonstrated superior performance on multi-year contracts with U.S. government agencies
- Positioned to capture additional projects as government expenditures for defense and homeland security increase
- Proven track record on federal projects positions Perini to win contracts from private defense contractors
- Leading contractor of overhead coverage building systems (1.2 million sq.ft. constructed)
- Top private employer in Guam

Key Projects Under Contract	Contract Value
USACE – OCS Guard Camp	$56M
USN Global Hawk Aircraft Maintenace	42M
USN Guam "Old APRA" Housing	42M
PAC AIR GIAA Cargo Facility	21M
USACE – Anaconda Tanks	20M
USACE – Iraq Tanks	17M
USAF HERC (IDIQ Contract)	16M
USACE – Basrah Air Station	16M
USACE – OCS DFAC – NEC Baghdad	7M
Kosrae Int'l Airport, Micronesia	6M

Select International Projects



Water Tank Construction
LSA Anaconda Iraq



Overhead Coverage Systems
(Iraq, Various Locations)



Restoration of Electrical Power Facilities & Infrastructure
Iraq



British Embassy
Manila


THE HOME DEPOT

Home Depot
Guam



Aircraft Acoustical Enclosure
U.S. Marines Air Station
Beaufort, SC

17

Perini

Targeted Projects

International

International Construction

Remaining 2008 & 2009

NOTE: Excludes all pending awards. ($ in millions)

Government Contracts: $500

12.2%

48.0% Hospitality (Dubai): $2,000 Government Services: $1,600 39.0%

End Market Fundamentals and Prospects

DoD—CENTCOM Area of Operations

USACE planning $2 billion of additional work in CENTCOM Region over the next 5 years—procurements in planning stage, dependent on congressional funding

U.S. Air Force Indefinite Delivery/Indefinite Quantity (IDIQ) Contracts

HERC—Heavy Engineering, Repair and Construction—up to 10 year contract

Year 2—$50M potential task orders; $6 billion funded

SATOC—Sustainment, Restoration and Maintenance (S/R&M)—up to 10 year contract

Year 1—$50M potential task orders; $4 billion funded

Contingency Contracting

Record of successful rapid response and fast-track construction in challenging locations to meet urgent requirements

Relocation of Marines from Okinawa to Guam – Total estimated construction value exceeds $15B by 2014, predominantly self-performed work

United Arab Emirates Development & Construction estimates $350B in spending

Civil

Market Trends, Position & Projects

Perini

Our Competitive Position

- California, Northeast, Mid-Atlantic States & Florida
- Among select group qualified for complex civil projects in dense urban areas
  - Proven record of performance
  - Strong financial position
  - Significant local resources
  - Established union relationships
  - Industry-leading access to surety bonding
- #16 Builder in the U.S. bridge construction category [1]

Key Projects Under Contract	Contract Value
I-80 San Francisco	$262M
LAX Runway	186M
Tappan Zee Bridge Replacement	157M
Harold Structures New York	139M
I-95 @ I-895 Kenwood MD	87M
Peekskill Bridges New York	73M
Pier A West/Area 2	67M
CVN Maintenance Pier Replacement	61M
9th St. Bridge	44M
Joint Water Treatment Plant	32M

(1) 2007 ENR rankings

Select Civil Projects

Highways



Brooklyn-Queens Expressway Queens, NY



I-80 San Francisco, CA

Mass Transit



Metro North Commuter Rail Line Rehab Project New York



Jamaica Station Intermodal Transportation Center Jamaica, NY

Bridges



Tappan Zee Bridge New York, NY



Passaic River Bridge Newark, NJ

19

Civil

Targeted Projects
Civil Construction Market

Remaining 2008 & 2009
NOTE: Excludes all pending awards.
($ in millions)


Mass Transit: $13,700
41.1%
18.0%
Bridges: $6,000
11.4%
Other Sitework/Misc: $3,800
29.5%
Highways: $9,800

End Market Fundamentals and Prospects

- U.S. public infrastructure spending expected to remain strong, supported by $286B SAFETEA-LU Act
- California and New York recently issued $50B of new bond issues to fund public infrastructure projects
- NY Metro Transportation Improvement Program (NYMTC-TIP) estimates $127B over the next 20 years just to maintain the transportation infrastructure in the NY Metropolitan Region
- NY Metro Regional Transportation Plan (2008-2012) identified $34B of transportation improvements
- NYSDOT recently completed an analysis indicating an estimated $175B in capital needs over the next 20 years to maintain the state highway system, and future infrastructure needs
- Current NJ Transportation Improvement Program covers 2008-2011. The plan provides for $17B of transportation improvements for NJDOT, NJ Turnpike and NJ Transit

20

Perini

Business Strategy

Focus on Building Markets

Leverage leadership position and relationships to generate additional projects

Gain new contracts by emphasizing experience and proven ability to complete challenging projects

Leverage strong relationships with Native American tribes and traditional gaming clients

Expand Expertise to Additional Markets

Cross-utilize building construction expertise geographically and by project type (e.g. healthcare and education markets)

Continue to serve clients as they develop projects beyond core markets

Capitalize on the expertise of acquisitions to expand end markets

Become a significant contractor in U.A.E.

Pursue Federal Contracting Opportunities

Leverage extensive track record with the U.S. government to gain new contracts

Continue to pursue federal projects in domestic and overseas locations such as Guam

Continue to pursue multi-year urgent response and task order contracts

Perini

Business Strategy (cont’d)

Improve Civil Operating Performance

Build upon established position as a leading contractor in these regions

Capitalize on established credentials and proven expertise to win and complete civil projects

Leverage the Tutor-Saliba merger to extend already strong reputation in the region

Pursue Selected Strategic Acquisitions

Continue to pursue selected acquisitions to supplement internal growth

Enhance geographic presence and relationships

Expand expertise to new and additional markets

Continue to grow backlog and generate strong cash flow

Perini

Acquisitions Have Expanded End Markets

Successfully integrated acquisitions consistent with expansion strategy

INCORPORATED 1960

RUDOLPH AND SLETTEN

GENERAL AND ENGINEERING CONTRACTORS

Offices in Redwood City, Irvine, Roseville and San Diego, California

#1 Healthcare General Contractor (California Construction) specializing in corporate campuses and healthcare, pharmaceutical, biotech, and high-tech projects

Employs >125 LEED-Accredited Professionals

Successful transition into Native American hospitality and gaming market

Cummings

General contractors

A Perini Company

James A. Cummings, Inc.

Offices in Ft. Lauderdale, Orlando and W. Palm Beach, Florida

Leading builder of schools, college and university facilities and municipal structures in Eastern Florida

Celebrated 25th Anniversary in 2006

More than doubled revenue since acquisition

Enhances diversity of geographic presence building segment

CHERRY HILL

CONSTRUCTION INC.

Offices in Maryland and Florida

Leading civil contractor in Mid-Atlantic market

Highways, bridges, site development, airports, excavation and utilities

Financial Outlook

Perini

Guidance for Full Year 2008

Revenues $5.5B—$5.9B

Earnings per share $3.50—$3.75

Guidance for Full Year 2009

Revenues $7.3B—$7.8B

Earnings per share $4.00—$4.20

Diluted Earnings Per Share Growth in 2010 between 10% to 20%

Perini

The Premier Publicly Traded Construction Services Firm in U.S.

$ 9.2B pro forma backlog, $5.6B of pending awards, and over $50B of targeted projects

Pre-eminent gaming and hospitality contractor

Leading and profitable civil construction services provider

Expanded international platform with compelling growth profile

Strong financial position and industry-leading access to surety bonding

Attractive growth opportunities

Focused, experienced management team with significant depth